UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

Commission File Number	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	IRS Employer Identification Number
1-15929 1-3382 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida

56-2155481 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

SECTION 2 FINANCIAL INFORMATION AND SECTION 7 REGULATION FD

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On February 15, 2006, Progress Energy, Inc. issued a press release regarding its earnings for the quarter-ended and year-ended December 31, 2005. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are identical to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. Accordingly, this current report is also being furnished on behalf of each such registrant.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	EXHIBITS. 99.1 Press Release dated February 15, 2006 with respect to financial results for the quarter-ended and year-ended December 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Jeffrey M. Stone
             Jeffrey M. Stone
Chief Accounting Officer

Date: February 15, 2006

INDEX TO EXHIBITS

Exhibit No. 99.1	Description Press Release dated February 15, 2006 with respect to financial results for the quarter-ended and year-ended December 31, 2005.